UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2006

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428	033-25967-01

(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 19, 2006, RBS Global, Inc. (“RBS Global”) and its wholly-owned subsidiary, Rexnord Corporation (“Rexnord”), in connection with RBS Global’s previously announced tender offer and consent solicitation with respect to the 10 1/8% Senior Subordinated Notes due 2012 (the “Notes”) of Rexnord, entered into a Supplemental Indenture, dated as of June 19, 2006, by and among Rexnord, RBS Global, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of November 25, 2002, pursuant to which the Notes were issued (as supplemented, the “Indenture”).

The Supplemental Indenture effects certain amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which amendments will eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture. The amendments will not, however, become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by RBS Global pursuant to the terms of the tender offer and consent solicitation.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On June 19, 2006, RBS Global issued a press release announcing (i) the receipt of the requisite consents in connection with RBS Global’s previously announced tender offer and consent solicitation with respect to the Notes, (ii) the execution of the Supplemental Indenture and (iii) the pricing terms of the tender offer and consent solicitation. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of June 19, 2006, by and among Rexnord, the guarantors named therein and Wells Fargo Bank, N.A., supplementing that certain Indenture, dated as of November 25, 2002, pursuant to which the 10 1/8% Senior Subordinated Notes due 2012 of Rexnord were issued.

99.1	Press Release, dated June 19, 2006.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 19th day of June, 2006.

REXNORD CORPORATION

By:	/s/ Thomas J. Jansen

Thomas J. Jansen
Vice President and Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 19th day of June, 2006.

RBS GLOBAL, INC.

By:	/s/ Thomas J. Jansen

Thomas J. Jansen
Vice President and Chief Financial Officer

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Date of Report: June 19, 2006

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of June 19, 2006, by and among Rexnord, the guarantors named therein and Wells Fargo Bank, N.A., supplementing that certain Indenture, dated as of November 25, 2002, pursuant to which the 10 1/8% Senior Subordinated Notes due 2012 of Rexnord were issued.

99.1	Press Release, dated June 19, 2006.